SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2004

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		No.)

6300 Wilson Mills Road, Mayfield Village, Ohio 44143

(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibit 99.1 Press Release

Item 9. Regulation FD Disclosure.

On March 12, 2004, The Progressive Corporation (the “Company”) issued a News Release containing financial results of the Company for the month and year-to-date period ended February 2004 (the “News Release”). A copy of the News Release is attached hereto as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 12, 2004

THE PROGRESSIVE CORPORATION

By: /s/ Jeffrey W. Basch Name: Jeffrey W. Basch Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.
Under Reg.	Form 8-K
S-K Item	Exhibit
601	No.	Description

99	99	News Release dated March 12, 2004, containing financial results of The Progressive Corporation for the month and year-to-date period ended February 2004